EX-99.1.10(ii)



Application for an                      INDIVIDUAL
                                        LIFE POLICY








                                        [Aetna logo]











                                        Aetna Life Insurance and Annuity Company

70059-96ZNY

When completing the application    Please:


                                   [bullet] Print legibly. (If possible, use
                                            black ink.) This will ensure that
                                            policy information is accurate and
                                            easy to photocopy.


                                   [bullet] If blood or urine is required,
                                            please sign the consent form. (State
                                            of residence determines appropriate
                                            consent form to be used.


                                   [bullet] Include any special supplements that
                                            may be required, (e.g. aviation
                                            and/or avocation, child rider,
                                            Variable Life supplement.


                                   [bullet] Ensure that automatic requirements
                                            (blood, exam, etc.) are completed.


                                   [bullet] Complete enclosed Transmittal letter
                                            for applications of $1,000,000 to
                                            $5,000,000, or if there is special
                                            information that would assist the
                                            underwriter in underwriting the
                                            case. Cases over $5,000,000 please
                                            submit supporting documentations
                                            such as audited financial
                                            statements, income tax returns, etc.


                                   [bullet] Ask all questions of the proposed
                                            insured. Do not assume anything.


                                   [bullet] If you must change application
                                            information prior to submission,
                                            draw a line through it, enter the
                                            correct information and have the
                                            proposed insured initial the change.


                                   [bullet] Signatures required on: application,
                                            ACP form if requested, MIB
                                            authorization, Policyowner/Taxpayer
                                            form and TIA. Agent must also sign
                                            the application and transmittal
                                            letter.


                                   [bullet] Agent signature must include the
                                            agent license number and not the
                                            agent code number.

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[Aetna logo]                                              LIFE INSURANCE APPLICATION
                                                          Aetna Life Insurance and Annuity Co.
                                                          151 Farmington Avenue
                                                          Hartford, CT  06156-1961
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General                          ANSWER ALL QUESTIONS IF:
Information                      [ ] New Insurance    [ ] Increase Amount $______________    [ ] Policy No. ____________

                                     ANSWER QUESTIONS 1, 8 (if applicable), 4, 20, 21 & Policyowner/Taxpayer Id. Number

                                 [ ] Term Conversion/Guaranteed Option $__________.__  [ ] Continue    $__________ as term

                                 [ ] Other Policy Change ___________________________      ANSWER APPLICABLE QUESTIONS

                                 [ ] Policy Number to be changed/converted
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ST OF DEL                        [ ] STATE OF DELIVERY    __________________________________________________________________________


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(Proposed)                       1.  Print Full Legal Name  (First, Middle, Last)
Insured
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Information                      Residence Address (Number, Street) P. O. Box

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                                 City, State and Zip Code

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                                 Sex         Date of Birth (mm/dd/yy)         Place of Birth         MVR License # and License State

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                                 2a.  Occupation (Title & Give Exact Duties)

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                                 2b.  Employer's Name and Address                                             2c.  Annual Income

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                                 2d. Amount of life insurance presently in force:
                                 Aetna  $               ADB  $               Other Companies  $               ADB  $
                                        --------------       --------------                   --------------       -----------------
                                 Are there current negotiations with other companies?    [ ] Yes    [ ] No
                                 If Yes, advise Company and results.
                                                                    ----------------------------------------------------------------

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                                 3. Will life insurance or annuity in any Company be replaced or changed if insurance applied for is
                                    issued?    [ ] Yes    [ ] No
                                 Explain
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Policy                           4. Basic Plan                                     Face Amount  $
                                              ---------------------------------                 -----------------------------------
Information                      Death Benefit Option (if applicable)
                                                                       -------------------------------------------------------------
                                 Dividend Option    [ ] Pay in Cash    [ ] Reduce premium (not for salary deduction)
                                 [ ] Other ___________________________ [ ] Specify  ________________________________________________

                                 Direct Billing Frequency    [ ] Annual       [ ] Semi-Annual
                                                             [ ] Quarterly    [ ] Monthly (ACP/List Bill) Plan
                                 List Supplemental Benefits/Riders & Amounts (e.g. WP, ADB, EPOR, ROPR)

                                 --------------------------------  --------------------------------  -------------------------------

                                 --------------------------------  --------------------------------  -------------------------------

                                 --------------------------------  --------------------------------  -------------------------------

70059-96ZNY                                                           For CIR - Submit application supplement

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(Proposed)                       NON MEDICAL - QUESTIONS 5-19 SHOULD NOT BE COMPLETED FOR TERM
Insured                          CONVERSIONS OR  EXERCISE OF GUARANTEED INSURABILITY OPTION
Information                      5. HAVE YOU WITHIN 2 YEARS: (IF YES, EXPLAIN)
                                    a. Flown as a pilot or crew member or intend to do so? (If Yes, furnish
                                       Aviation supplement) .....................................................  [ ] Yes  [ ] No
                                    b. Engaged in motor vehicle or boat racing, rock or mountain climbing, hang gliding or sky, skin or scuba diving or intend such activities?
                                       (If Yes, furnish Avocation supplement) ...................................  [ ] Yes  [ ] No
                                    c. Had your license suspended or revoked, had 3 or more moving violations,
                                       or been charged with driving under the influence of alcohol or drugs?       [ ] Yes  [ ] No
                                    d. Frequently traveled outside of the United States or intend to do so? .....  [ ] Yes  [ ] No
                                 6. HAVE YOU EVER:
                                    a. Had insurance refused, or offered only with an extra premium? ............  [ ] Yes  [ ] No
                                    b. Been arrested and convicted for a felony offense? ........................  [ ] Yes  [ ] No
                                 7. HAVE YOU IN THE LAST 5 YEARS: (IF YES, EXPLAIN)
                                    a. Used hallucinogenic or narcotic drugs not prescribed by a doctor? ........  [ ] Yes  [ ] No
                                    b. Used alcoholic beverages? (Note type, quantity and frequency) ............  [ ] Yes  [ ] No
                                    c. Had or been advised to have medical treatment or counseling from a
                                       commonly recognized practitioner or organization for alcohol or drug use?   [ ] Yes  [ ] No
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Smoking                          8. a. Have you smoked cigarettes within the past 12 months? ....................  [ ] Yes  [ ] No
Information                              If Yes, how much? ......................................................  _______________
                                    b. If No, have you used any other tobacco products within the past 12 months
                                         (e.g. cigar, pipe, smokeless tobacco)? .................................  [ ] Yes  [ ] No
                                         If Yes, have you smoked cigarettes within the past 10 years? ...........  [ ] Yes  [ ] No
                                    c. Have you used any nicotine substitutes within the past 12 months
                                         (e.g. patch, gum)? .....................................................  [ ] Yes  [ ] No
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Height &                         9. a. What is your current height? .............................................  _______________
Weight                              b. What is your current weight? .............................................  _______________
                                    c. If under age 2, birth weight? ............................................  _______________
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History                          10. Have you had a history of heart, lung or liver disorder, stroke, diabetes or cancer? ....................................................................  [ ] Yes  [ ] No
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Attending                        11. Name, address and phone number of personal physician, date, reason last seen and results.
Physician
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Information
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                                 ADDITIONAL INFORMATION (Give details of YES answers, dates and results) For additional space please use Addendum Sheet.
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QUES. #
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 IF AN EXAM IS REQUIRED AND QUESTION 10 IS ANSWERED "YES" AN MD EXAM IS REQUIRED

70059-96ZNY

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(Proposed)                       PART II - QUESTIONS 12 - 19 REQUIRED EVEN FOR EXAMINED BUSINESS
Insured                          12. HAVE YOU EVER IN THE LAST 10 YEARS HAD OR BEEN TREATED
Information                          FOR: (IF YES, EXPLAIN)
                                     a. Mental or nervous disorder? .............................................  [ ] Yes  [ ] No
                                     b. Disease of the nervous system or brain? .................................  [ ] Yes  [ ] No
                                     c. Fainting, seizures, paralysis or stroke? ................................  [ ] Yes  [ ] No
                                     d. Shortness of breath, persistent cough? ..................................  [ ] Yes  [ ] No
                                     e. Emphysema or other lung disease? ........................................  [ ] Yes  [ ] No
                                     f. Chest pain, high blood pressure, heart attack, heart murmur, disease of the heart or blood vessels? .................................................  [ ] Yes  [ ] No
                                     g. Hepatitis, cirrhosis, or other disease of the liver or pancreas? ........  [ ] Yes  [ ] No
                                     h. Ulcer, colitis, chronic diarrhea, or other disorder of the stomach or intestines? ..........................................................  [ ] Yes  [ ] No
                                     i. Sugar, albumin, blood or pus in urine? ..................................  [ ] Yes  [ ] No
                                     j. Disease of the kidneys, reproductive organs or sexually transmitted disease
                                        (other than AIDS)? ......................................................  [ ] Yes  [ ] No
                                     k. Diabetes, thyroid or glandular disease? .................................  [ ] Yes  [ ] No
                                     l. Arthritis, disease or injury of the muscles, bones or joints?  ..........  [ ] Yes  [ ] No
                                     m. Cancer, tumor, cyst, disease of skin or lymph glands? ...................  [ ] Yes  [ ] No
                                 13. HAVE YOU IN THE LAST 10 YEARS (IF YES, EXPLAIN):
                                     a. Been diagnosed or treated for immune deficiency (other than AIDS), anemia or other blood disorder by a member of the medical profession? ..........  [ ] Yes  [ ] No
                                     b. Had recurrent fever, fatigue or unexplained weight loss? ................  [ ] Yes  [ ] No
                                 14. Have you in the last 10 years been diagnosed or treated for AIDS/ARC or had a positive HIV (AIDS virus) antibody test? .............................  [ ] Yes  [ ] No
                                 15. OTHER THAN ABOVE, HAVE YOU WITHIN THE PAST 5 YEARS:
                                     (IF YES, EXPLAIN)
                                     a. Had a checkup, consultation, illness, injury, surgery or diagnostic test?  [ ] Yes  [ ] No
                                     b. Been advised to have any diagnostic test, hospitalization or surgery which was not completed? ......................................................  [ ] Yes  [ ] No
                                 16. a. Are you now under observation or treatment? .............................  [ ] Yes  [ ] No
                                     b. Do you need assistance, supervision or use of medical appliances of any kind? ...................................................................  [ ] Yes  [ ] No
                                 17. Have you within 90 days had or been advised to have surgery or to be admitted to a medical facility or within 2 years been treated or diagnosed by a physician
                                     for heart disease, stroke, immune disorder (other than AIDS) or cancer?       [ ] Yes  [ ] No
---------------------------------
Family                           18. a. Do you have a family history of diabetes, heart disease or hereditary
History                                 disease? (If Yes, explain) ..............................................  [ ] Yes  [ ] No
                                     b. Father, age: ____________    health status: _______________  if deceased, cause: ___________
                                     c. Mother, age: ____________    health status: _______________  if deceased, cause: ___________
---------------------------------
Explanations                     19. EXPLANATIONS: Include, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address & phone number of medical attendants and hospitals.
                                     For additional space please use Addendum Sheet.
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QUESTION #
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70059-96ZNY

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                          BENEFICIARY/OWNER INFORMATION

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Beneficiary                      20. A. PRIMARY (provide full name and relationship)
Information
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                                 Soc. Sec. #
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                                     B. SECONDARY (If any, provide full name and relationship)

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                                 Unless otherwise requested, if more than one beneficiary is named, payment will be made in equal shares. If no beneficiary survives the insured, payment will be made to the executors or administrators of the insured.
                                     C. OTHER [ ] (e.g. Mode Settlement, Trustee under the Will,
                                        Individual Creditor. If Creditor who will receive any balance.
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                                 Soc. Sec. #
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                                     D. FINAL (check one)  [ ] Estate of the Insured
                                                           [ ] Executors or Administrators of the Survivor of the Beneficiary(ies)

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OWNER                            POLICYOWNER: THE (PROPOSED) INSURED IS POLICYOWNER UNLESS UNDER AGE 15
                                              OR OTHERWISE REQUESTED.
                                 21. A. PRIMARY (Provide full name, address, relationship and Date of Birth, mm/dd/yy)

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                                     B. SECONDARY (If any, provide full name, address, relationship and Date of Birth, mm/dd/yy)

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                                     C. OTHER  [ ]

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                                     D. FINAL: (check one)  [ ] Insured
                                                            [ ] Insured at legal age in policy delivery state
                                                            [ ] Executors or Administrators of the Survivor of the Owner(s)

70059-96ZNY

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22. Any payment is subject to the terms and conditions of the Temporary Insurance Agreement. If payment is made, the Temporary Insurance Agreement must be provided and explained.

23. If automatic payment from checking account is selected:
    I (we) authorize Aetna Life Insurance and Annuity Company (ALIAC) to debit my (our) checking account electronically, by paper means or by any other commercially accepted method, to cover premiums and other payments for my policy(ies). I (we) also authorize my financial institution named on the voided check attached to charge my account for such payments. If my/our account number or financial institution change, I (we) authorize ALIAC to accept verbal instructions from me regarding such changes, and to change this authorization accordingly. This authorization is to remain in full force and effect until ALIAC has received written notification from me (or either of us) of its termination within a reasonable time to take action.

[ ] Attach "VOID" Check          Date of draw (8th, 20th or 28th) ________________________________________________________________

Signature of Payor _______________________________________________________________________________________________________________


24. The answers above are true and complete to the best of my knowledge and belief.

    I agree that no producer may alter the terms of the application, the Temporary Insurance Agreement or the policy, nor can the producer waive any of Aetna's rights or requirements.

    I agree that coverage can take effect only if the proposed insured is alive, and all answers in this application material to the risk are still true and complete when the policy is delivered and the entire first premium is paid.

    I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured, or of any changes to any answers on this application, prior to delivery of this policy.




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Signature of (Proposed) Insured  (Required if age 10 or over)                                                  Date

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(Signature of parent if juvenile under age 10)                                                                 Date

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Signature of Applicant/Policyowner, if other than proposed insured                                             Date

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Signature of Assignee, if applicable                                                                           Date

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City                                                                            State                          Zip

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Signature of Agent                                                       Agent License #                       Date

70059-96ZNY

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                                 AGENT'S REPORT

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PHI                              Please complete and explain the PHI process to the (proposed) insured.
Information                      Please provide both numbers and the best place to call:
                                 [ ] Home Phone No.     (      ) ________-__________  [ ] AM  [ ] PM
                                 [ ] Business Phone No. (      ) ________-__________  [ ] AM  [ ] PM
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                                 1. Underwriting Requirements  [ ] Nonmed  [ ] Paramedical  [ ] Medical
                                    Blood Profile/Urine Test required.  [ ] Yes  [ ] No
                                 2. Is the proposed insurance for business purposes?  [ ] Yes  [ ] No
                                    If Yes, are other principals commensurately insured?  [ ] Yes  [ ] No. (If No, explain)
                                 3. Is application in lieu of Group?  [ ] Yes  [ ] No
                                 4. Have you seen the proposed insured?  [ ] Yes  [ ] No
                                 5. If application is for $1,000,000 or more, have you secured financial data?  [ ] Yes  [ ] No
                                 6. If (proposed) Insured is under age 15, are parents/guardians, all siblings insured?
                                    [ ] Yes  [ ] No    Please provide amounts: $___________________________________
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Premium                          1. Billing Information                          2. Premium Information
Information                      [ ] Annual                                      [ ] Full Modal Premium $_________________
                                 [ ] Semi-Annual                                 [ ] Planned Modal Prem. $________________
                                 [ ] Quarterly                                   [ ] Additional Premium $__________________
                                 [ ] List Bill - Add to Existing ______________
                                 [ ] Monthly Check Plan
                                 [ ] Monthly List Bill
                                     Add to existing Account _______________
                                 3.  Premium Payor name and address (if other than proposed insured) (Include Street, City, State,
                                     Zip)

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Additional
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Information
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Agent                            1. Replacement?                                If yes:
                                                                                ----------------------------------------------------
Information                      [ ] Yes  [ ] Internal  [ ] Internal 1035
                                 [ ] No   [ ] External  [ ] External 1035
                                 2. If the law requires, has the Cost Disclosure Statement been given and will the Cost Disclosure
                                    Policy Summary to be delivered with the policy?  [ ] Yes  [ ] No
                                 3. Has the required Underwriting Notice been given?  [ ] Yes  [ ] No
                                 4. Besides yourself will any other third party be compensated to influence the applicant's decision to purchase this policy?  [ ] Yes [ ] No  If yes, provide the name of that third party.
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Agent's Name
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Address
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Phone No.                        (        )
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                                 LIFE CODE                                      MARKET AGENCY CODE

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70059-96ZNY

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